UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 15, 2023

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common stock

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000001 par value per share	ARMT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Full Disclosure

Contents described in this 8K regarding the master trust indenture super seeds master trust indentures filed dated May 2016.

This Addendum is to Master Trust Indentures filed with SEC dated May 2016. The new Master Trust Indentures is listed below:

HSR Passenger Services Inc. and HSR Freight Line Inc.

It is further memorialized this 8K filed February 15th 2023 where any connection to TDA Global Systems, LLC, Clearwater Premiere Perpetual master Trust and Clearwater Premiere Perpetual Master, LLC are hereby expressly rendered null and void, with no legal authority whatsoever also affected companies hereto are decommissioned from acting in any such capacity and have no legally recognized authority with respect to the bonds as a matter of law as referenced in 8k filed  February 14th 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Master Trust Indenture For HSR Freight Line Inc. and HSR Passenger Services Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 15, 2023

Ameri Metro, Inc.

/s/ Robert Todd Reynold
By:	Robert Todd Reynold
Title:	BOD / CRO

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